Flight Equipment Held For Sale	12 Months Ended
Dec. 31, 2016
Flight Equipment Held For Sale [Abstract]
Flight Equipment Held For Sale

9. Flight equipment held for sale

Generally, an aircraft is classified as held for sale when the sale is probable and is expected to be sold within one year. Aircraft are reclassified from flight equipment held for operating leases to flight equipment held for sale at the lower of the aircraft carrying value or fair value, less costs to sell. Depreciation is no longer recognized for aircraft classified as held for sale.

As of December 31, 2016,  six aircraft and four engines met the held for sale criteria and were classified as flight equipment held for sale in our Consolidated Balance Sheet. As of December 31, 2015, we had five aircraft classified as flight equipment held for sale in our Consolidated Balance Sheet, and the sale of those aircraft closed during the first quarter of 2016.